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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) May 14, 2001
                                                 -----------------------------



                              Digital Island, Inc.
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               (Exact name of registrant as specified in charter)



         Delaware                 000-26283                  680322824
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(State or other jurisdiction    (Commission               (IRS Employer
      of incorporation)          File Number)             Identification No.)


45 Fremont Street, 12th Floor, San Francisco, California            94105
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (415) 738-4100
                                                  ------------------------------



                                   Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 5      EXECUTION OF AGREEMENT AND PLAN OF MERGER
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     On May 14, 2001, Digital Island, Inc. ("Digital Island"), Cable and
Wireless plc ("Cable and Wireless") and Dali Acquisition Corp., a wholly-owned subsidiary of Cable and Wireless, entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Cable and Wireless would acquire Digital Island in a cash tender offer.

     The Merger Agreement provides that Dali Acquisition Corp. will commence a tender offer for the outstanding shares of Digital Island's common stock at a purchase price of $3.40 per share, upon the terms and subject to the conditions set forth in the Merger Agreement. The Merger Agreement further provides that, as soon as practicable after Dali Acquisition Corp. has accepted for payment the shares tendered in the offer, Digital Island will be merged with Dali Acquisition Corp., such that Digital Island will become a wholly-owned subsidiary of Cable and Wireless. Each stockholder of Digital Island would receive in the merger $3.40 in cash for each share of Digital Island common stock then held.

     Attached and incorporated by reference in its entirety as Exhibit 99.1 is a copy of the press release dated May 14, 2001, announcing the execution of the Merger Agreement.

                     NOTICE TO READ TENDER OFFER DOCUMENTS

This current report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell shares of Digital Island. A Tender Offer Statement on Schedule TO will be filed by Cable and Wireless and a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed by Digital Island with the Securities and Exchange Commission. You are urged to read the tender offer statement and any other relevant documents to be filed with the SEC. The tender offer statement, the solicitation/recommendation statement on
Schedule 14D-9 and other documents filed with the SEC will contain important information that you should consider before making any decision regarding the tender offer and related transactions. You may obtain a free copy of the tender offer statement and other documents filed by Cable and Wireless and Digital Island with the SEC at the SEC's web site at www.sec.gov. The tender offer statement and other documents to be filed with the SEC by Cable and Wireless will be available free of charge from Cable and Wireless by directing a request to Cable and Wireless, 124 Theobalds Road, London WC1X 8RX, United Kingdom. In addition, the solicitation/recommendation statement on Schedule 14D-9 and other documents to be filed with the SEC by Digital Island may be obtained free of charge from Digital Island by directing a request to Digital Island, 45 Fremont Street, 12th Floor, San Francico, CA 94105.


          Exhibits.    The following documents are filed as an exhibit to this
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report and are incorporated by reference in their entirety:

          99.1 Joint press release, issued on May 14, 2001, by Cable and Wireless plc and Digital Island, Inc.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Digital Island, Inc.
                                         (Registrant)


Date: May 14, 2001                          By:  /s/ Addo Barrows
                                                -------------------------------
                                                 Addo Barrows
                                                 Chief Financial Officer
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                                 EXHIBITS INDEX
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          Exhibit     Description
          -------     -----------

          99.1 Joint press release, issued on May 14, 2001, by Cable and Wireless plc and Digital Island, Inc.